Exhibit 99.3

The	Supplementary	March 31, 2010
Chubb	Investor	(Revised)
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
In October 2010, page 10 of this Supplementary Investor Information Report was revised to reflect a reclassification between the United States results and the Outside the United States results. This reclassification had no impact on Worldwide Total results.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
MARCH 31, 2010

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11-12

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(in millions, except per share amounts)

	Mar. 31		Dec. 31
	2010		2009
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,394	6%	$1,918	5%
Fixed Maturities
Tax Exempt	19,462	46	19,587	47
Taxable	16,825	40	16,991	40
Equity Securities	1,497	3	1,433	3
Other Invested Assets	2,151	5	2,075	5

Total Invested Assets	$42,329	100%	$42,004	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,499		$1,388
Equity Securities	276		218

	1,775		1,606
Deferred Income Tax Liability	621		562

	$1,154		$1,044

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	15,741		15,634

Total Capitalization	$19,716		$19,609

Debt as a Percentage of Total Capitalization	20.2%		20.3%

Actual Common Shares Outstanding	326.8		332.0

Book Value Per Common Share	$48.17		$47.09

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$45.19		$44.37

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Three Months	From
	Ended	December 2005
	March 31, 2010	to March 31, 2010
Cost of Shares Repurchased	$344	$6,296
Average Cost Per Share	$49.47	$50.05
Shares Repurchased	6,961,667	125,801,542
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in 2006. In December 2007 and 2008, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. No shares remain under these share repurchase authorizations.
In December 2009, the Board of Directors authorized the repurchase of up to 25,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of March 31, 2010, 15,198,458 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2010	2009	2010	2009
		(in millions)
Short Term Investments	$868	$1,017	$868	$1,017
Taxable Fixed Maturities	1,276	1,286	1,326	1,327
Equity Securities	204	205	199	202
Other Invested Assets	23	25	23	25

TOTAL	$2,371	$2,533	$2,416	$2,571

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2010	2009	2010	2009
		(in millions)
Short Term Investments	$1,526	$901	$1,526	$901
Fixed Maturities
Tax Exempt	18,604	18,720	19,462	19,587
Taxable	14,908	15,184	15,499	15,664
Equity Securities	1,017	1,010	1,298	1,231
Other Invested Assets	2,128	2,050	2,128	2,050

TOTAL	$38,183	$37,865	$39,913	$39,433

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Three Months Ended
	March 31
	2010	2009
	(in millions)
CORPORATE INVESTMENT INCOME	$8	$9

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$189	$186
Taxable Interest	121	114
Other	9	11
Investment Expenses	(6)	(5)

TOTAL	$313	$306

Effective Tax Rate	19.1%	19.3%
After-Tax Annualized Yield	3.27%	3.41%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31	Dec. 31	Mar. 31
	2010	2009	2009
		(in millions)
Estimated Statutory Policyholders’ Surplus	$14,800	$14,526	$12,450
Rolling Year Statutory Net Premiums Written	$11,105	$11,074	$11,565
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.75:1	0.76:1	0.93:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
THREE MONTHS ENDED MARCH 31, 2010

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	3/31/10	12/31/09	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$399	$400	$(1)	$(5)	$4
Homeowners	851	665	186	179	7
Other	874	872	2	12	(10)

Total Personal	2,124	1,937	187	186	1

Commercial Insurance
Multiple Peril	1,681	1,615	66	84	(18)
Casualty	6,037	5,988	49	101	(52)
Workers’ Compensation	2,160	2,138	22	31	(9)
Property and Marine	788	758	30	32	(2)

Total Commercial	10,666	10,499	167	248	(81)

Specialty Insurance
Professional Liability	7,488	7,552	(64)	(43)	(21)
Surety	56	58	(2)	1	(3)

Total Specialty	7,544	7,610	(66)	(42)	(24)

Total Insurance	20,334	20,046	288	392	(104)
Reinsurance Assumed	694	740	(46)	(32)	(14)

Total	$21,028	$20,786	$242	$360	$(118)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$146	$131	$517	$514	$211	$198	$874	$843
Decrease (Increase) in Unearned Premiums	4	9	73	80	(26)	(25)	51	64

Net Premiums Earned	150	140	590	594	185	173	925	907

Net Losses Paid	94	85	276	348	99	101	469	534
Increase (Decrease) in Outstanding Losses	(3)	(1)	185	(30)	5	16	187	(15)

Net Losses Incurred	91	84	461	318	104	117	656	519

Expenses Incurred	45	39	182	178	66	59	293	276

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$14	$17	$(53)	$98	$15	$(3)	$(24)	$112

Ratios After Dividends to Policyholders:

Loss	60.7%	60.0%	78.1%	53.6%	56.2%	67.6%	70.9%	57.2%
Expense	30.8	29.8	35.2	34.6	31.3	29.8	33.5	32.8

Combined	91.5%	89.8%	113.3%	88.2%	87.5%	97.4%	104.4%	90.0%

Premiums Written as a % of Total	5.3%	4.8%	18.7%	18.7%	7.6%	7.2%	31.6%	30.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009
Net Premiums Written	$254	$269	$414	$409	$222	$236	$353	$346	$1,243	$1,260
Decrease (Increase) in Unearned Premiums	15	24	(28)	(12)	(36)	(30)	(42)	(44)	(91)	(62)

Net Premiums Earned	269	293	386	397	186	206	311	302	1,152	1,198

Net Losses Paid	129	151	175	196	93	89	139	182	536	618
Increase (Decrease) in Outstanding Losses	67	(10)	59	101	29	42	34	(39)	189	94

Net Losses Incurred	196	141	234	297	122	131	173	143	725	712

Expenses Incurred	101	101	115	114	48	51	113	116	377	382

Dividends Incurred	—	—	—	—	7	6	—	—	7	6

Statutory Underwriting Income (Loss)	$(28)	$51	$37	$(14)	$9	$18	$25	$43	$43	$98

Ratios After Dividends to Policyholders:

Loss	72.9%	48.1%	60.6%	74.8%	68.2%	65.5%	55.6%	47.4%	63.3%	59.7%
Expense	39.7	37.6	27.8	27.9	22.3	22.2	32.0	33.5	30.5	30.5

Combined	112.6%	85.7%	88.4%	102.7%	90.5%	87.7%	87.6%	80.9%	93.8%	90.2%

Premiums Written as a % of Total	9.2%	9.8%	15.0%	14.9%	8.0%	8.6%	12.8%	12.6%	45.0%	45.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$570	$553	$76	$77	$646	$630
Decrease (Increase) in Unearned Premiums	50	64	5	7	55	71

Net Premiums Earned	620	617	81	84	701	701

Net Losses Paid	387	307	5	8	392	315
Increase (Decrease) in Outstanding Losses	(29)	82	(3)	(5)	(32)	77

Net Losses Incurred	358	389	2	3	360	392

Expenses Incurred	162	156	28	26	190	182

Dividends Incurred	—	—	1	2	1	2

Statutory Underwriting Income (Loss)	$100	$72	$50	$53	$150	$125

Ratios After Dividends to Policyholders:

Loss	57.8%	63.1%	2.5%	3.6%	51.4%	56.1%
Expense	28.4	28.2	37.3	34.7	29.5	29.0

Combined	86.2%	91.3%	39.8%	38.3%	80.9%	85.1%

Premiums Written as a % of Total	20.6%	20.2%	2.7%	2.8%	23.3%	23.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2010	2009	2010	2009	2010	2009
Net Premiums Written	$2,763	$2,733	$2	$10	$2,765	$2,743
Decrease (Increase) in Unearned Premiums	15	73	2	10	17	83

Net Premiums Earned	2,778	2,806	4	20	2,782	2,826

Net Losses Paid	1,397	1,467	35	42	1,432	1,509
Increase (Decrease) in Outstanding Losses	344	156	(46)	(50)	298	106

Net Losses Incurred	1,741	1,623	(11)	(8)	1,730	1,615

Expenses Incurred	860	840	2	3	862	843

Dividends Incurred	8	8	—	—	8	8

Statutory Underwriting Income (Loss)	$169	$335	$13	$25	182	360

Increase in Deferred Acquisition Costs					22	16

GAAP Underwriting Income					$204	$376

Ratios After Dividends to Policyholders:

Loss	62.9%	58.0%	* %	* %	62.3%	57.3%
Expense	31.2	30.8	*	*	31.3	30.8

Combined	94.1%	88.8%	* %	* %	93.6%	88.1%

Premiums Written as a % of Total	99.9%	99.6%	0.1%	0.4%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2010	2009	2010	2009	2010	2009
	(Revised)		(Revised)
Net Premiums Written	$1,948	$2,037	$817	$706	$2,765	$2,743
Decrease (Increase) in Unearned Premiums	148	190	(131)	(107)	17	83

Net Premiums Earned	2,096	2,227	686	599	2,782	2,826

Net Losses Paid	1,106	1,248	326	261	1,432	1,509
Increase (Decrease) in Outstanding Losses	253	29	45	77	298	106

Net Losses Incurred	1,359	1,277	371	338	1,730	1,615

Expenses Incurred	589	600	273	243	862	843

Dividends Incurred	8	8	—	—	8	8

Statutory Underwriting Income (Loss)	$140	$342	$42	$18	182	360

Increase in Deferred Acquisition Costs					22	16

GAAP Underwriting Income					$204	$376

Ratios After Dividends to Policyholders:

Loss	65.1%	57.5%	54.1%	56.4%	62.3%	57.3%
Expense	30.4	29.6	33.4	34.4	31.3	30.8

Combined	95.5%	87.1%	87.5%	90.8%	93.6%	88.1%

Premiums Written as a % of Total	70.5%	74.3%	29.5%	25.7%	100.0%	100.0%
The Net Losses Incurred amounts have been revised from those originally reported to reflect a reclassification between the United States results and the Outside the United States results. This reclassification had no impact on Worldwide Total results.

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Three Months Ended
	March 31
	2010	2009
	(dollars in milllions)

Annualized Net Income	$1,856	$1,364
Average Shareholders’ Equity	$15,688	$13,618

Return on Equity	11.8%	10.0%

Annualized Operating Income	$1,524	$2,056
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,589	$13,598

Operating Return on Equity	10.4%	15.1%